Exhibit 99.1

Aeries Technology Enters Into Definitive Merger Agreement with Worldwide Webb Acquisition Corp (NASDAQ: WWAC)

Aeries Technology has been operating cash flow positive since 2013

Management team has proven record of success and prior public company experience

Pro forma implied market capitalization of the combined company will be approximately $650 million

Bonus share structure significantly reduces cost basis for non-redeeming shareholders

NEW YORK CITY, New York. (March 13, 2023) – Aark Singapore Pte Ltd, and its subsidiary (“Aeries Technology” or “Aeries”), a global professional services and consulting partner for business leadership teams, private equity sponsors, and their portfolio companies, and Worldwide Webb Acquisition Corp. (NASDAQ: WWAC), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement that will result in Aeries Technology becoming a publicly listed company.

Aeries is a global professional services and consulting partner with a deep pool of talented employees specializing in Technology Services, Business Process Management, and Digital Transformation initiatives that are specifically tailored to meet the unique needs of top management and leadership teams of businesses including leading private equity sponsors and their portfolio companies, who are seeking higher operational effectiveness, greater flexibility and consistent, guaranteed cost efficiencies. The Aeries team delivers an array of comprehensive and innovative business solutions to enable global organizations to achieve business objectives at an accelerated pace at a fraction of the cost of hiring internal resources. Aeries also offers an expanding specialty services practice in multiple verticals such as IT infrastructure, finance & accounting, process automation, business systems and implementation of emerging technologies encompassing organization-wide optimization opportunities while integrating into the client’s business structure.

Aeries’ deeply experienced management team, led by accomplished entrepreneur Raman Kumar, has worked together for two decades and founded a number of successful businesses, including formerly-Nasdaq listed M-Modal which was sold to One Equity Partners in 2012. In just two years since founding Aeries Technology, the business became cash flow positive, and now a decade later boasts partnerships with reputable businesses including leading Private Equity firms in the technology space and their Portfolio Companies, approximately 1,500 employees, expanding geographical coverage with service area augmentation, and increasing profitability. Priding themselves on purpose-built teams under a differentiated engagement model coupled with emerging technology and analytics solutions that transform the cost and operational structure of the client organizations, Aeries Technology’s streamlining and business process management solutions lead to a 65 percent annualized customer savings, on average.

Management Comments

“Aeries is excited to enter the public markets as we believe the opportunity provided by this transaction will fuel our projected growth and help us achieve our mission of providing superior solutions to our clients. We want to revolutionize the way companies outsource technology and business process services by helping to build internal solutions for their most complex challenges through our ‘One Team’

culture and seamlessly integrating Aeries Technology professionals across teams, from technology to finance, operations, and HR. This approach enables our client to face any future issues that may arise, with the quality talent we have selected specifically for their deployment enabling them to effectively meet the challenges of today’s short business cycles and competitive environment. As companies around the world seek to control costs while moving forward with mission critical digital transformation initiatives, Aeries is the perfect partner to help executive teams accomplish their business goals while continuing to optimize budgets. We look forward to joining forces with the Worldwide Webb team and believe we have found the right partner to enter the public markets.” – Sudhir Panikassery, CEO of Aeries

“Our team was incredibly impressed by Aeries Technology’s track record of proven results and their distinctive and innovative approach to problem solving for their customers. They have positioned themselves well for significant growth and increasing an already impressive profitability profile, which makes them the ideal target to take public in the current market. Aeries has shown they are capable of hiring exceptional talent to tackle the complex issues presented by portfolio companies and their private equity sponsors in a cost-efficient way, while keeping their own cost structure extremely low. With their unique business model and collaboration with leading companies and financial sponsors, they are set up to quickly gain market share in a massive addressable market. I could not be more thrilled to work with the Aeries Technology team and look forward to a very successful partnership.” – Daniel Webb, CEO of Worldwide Webb Acquisition Corp.

Transaction Details

The business combination values Aeries Technology at an implied market capitalization of $656 million, assuming no redemptions by Worldwide Webb Acquisition Corp. and including $50 million of additional capital. 3.75 million shares are available to incentivize investors to not redeem shares during the closing of the transaction. Aeries existing shareholders are rolling 100% of their equity into the transaction.

The board of directors of both Aeries Technology and Worldwide Webb Acquisition Corp. have each approved the proposed transaction. Completion of the proposed merger transaction is subject to the approval of Worldwide Webb stockholders and other customary closing conditions.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Worldwide Webb with the Securities and Exchange Commission (“SEC”) and will be available on Worldwide Webb’s investor website at www.wwac1.com and at the SEC’s website at www.sec.gov.

Conference Call Details

Management of Aeries Technology and Worldwide Webb will discuss the proposed business combination on a conference call, the recording of which can be accessed at www.wwac1.com or directly here. A transcript of the conference call will be filed by Worldwide Webb with the SEC and available on the SEC’s website at www.sec.gov.

Advisors

D.A. Davidson and Roth Capital Partners are acting as capital markets advisors on the deal. Norton Rose

Fulbright and Shearman & Sterling are representing Aeries Technology and Worldwide Webb Acquisition Corp., respectively, as legal counsel.

About Aeries Technology

Aeries Technology is a global professional services and consulting partner for businesses in transformation mode and their stakeholders including Private Equity sponsors and their portfolio companies with engagement models that are designed to provide the right mix of deep vertical specialty, functional expertise, and the right systems & solutions to scale, optimize and transform a client’s business operations. Founded in 2012, Aeries Technology now has over 1,500 professionals on staff and counts a number of leading Private Equity sponsors and their portfolio companies as clients, including Alegeus, Stratus, and Newfold Digital.

About Worldwide Webb Acquisition Corp.

Worldwide Webb Acquisition Corp. is a special purpose acquisition company founded by Daniel

Webb, a former technology investment banker and private equity investor, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.

Where You Can Find Additional Information

This Press Release relates to a proposed business combination transaction among Worldwide Webb Acquisition Corp (“WWAC”) and Aark Singapore Pte Ltd (“AARK”) pursuant to which AARK and Aeries would become subsidiaries of WWAC, and WWAC would be renamed Aeries Technology, Inc. In connection with the proposed transaction, WWAC intends to file with the SEC a proxy statement to solicit shareholder approval of the proposed business combination (“proxy statement”). The definitive proxy statement (if and when available) will be delivered to WWAC’s shareholders. WWAC may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WWAC ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement (if and when available) and other documents that are filed or will be filed with the SEC by WWAC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WWAC will be available free of charge at Worldwide Webb Acquisition Corp., 770 E Technology Way F13-16, Orem, UT 84097, attention: Chief Executive Officer.

Participants in the Solicitation

WWAC and its directors and executive officers are participants in the solicitation of proxies from the shareholders of WWAC in respect of the proposed transaction. Information about WWAC’s directors and executive officers and their ownership of WWAC’s Class A ordinary shares is set forth in WWAC’s Annual Report on Form 10-K for the partial-year ended December 31, 2021 filed with the SEC on April 1, 2022, and as amended on August 24, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Aeries, Aark Singapore Pte Ltd and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of WWAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

Cautionary Note Regarding Forward-Looking Statements

This Press Release contains forward-looking statements, including, among other things, statements regarding the anticipated benefits of the proposed transaction, the combined company becoming a publicly listed company, the anticipated impact of the proposed transaction on the combined companies’ business and future financial and operating results, and the anticipated timing of closing of the proposed transaction. These forward-looking statements are intended to qualify for the “safe harbor” under the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the ability to complete the proposed transaction within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WWAC’s securities; (iv) the risk that the transaction may not be completed by WWAC’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by WWAC; (v) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of WWAC, the satisfaction of the minimum cash on hand condition following redemptions by the public shareholders of WWAC and the receipt of any governmental and regulatory approvals; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vii) unexpected costs or unexpected liabilities that may result from the proposed transactions, whether or not consummated; (viii) the impact of COVID-19 on Aeries’ business and/or the ability of the Parties to complete the proposed transaction; (ix) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (x) risks that the proposed transaction disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the proposed transaction; (xi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the proposed transaction; (xii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Global Market; (xiii) potential volatility in the price of

WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (xiv) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; and (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The forward-looking statements contained in this report are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this report are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

No Offer or Solicitation

This Press Release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement or any other document that WWAC may file with the SEC or send to WWAC’s shareholders in connection with the proposed transaction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For Aeries Technology

Media:

Katie Creaser

AeriesPR@icrinc.com

Investors:

Ryan Gardella

AeriesIR@icrinc.com

For Worldwide Webb Acquisition Corp:

Daniel Webb

daniel@wwac1.com